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                       SEI INSTITUTIONAL INVESTMENTS TRUST
                              Large Cap Growth Fund
                              Large Cap Value Fund

                         Supplement Dated April 19, 2004
            to the Class A Shares Prospectus Dated September 30, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS A SHARES PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

LIQUIDATION OF THE LARGE CAP GROWTH FUND AND THE LARGE CAP VALUE FUND

At the quarterly meeting of the Board of Trustees held on March 9, 2004, the Board of Trustees approved the closing and liquidation of the Large Cap Growth Fund and the Large Cap Value Fund (collectively, the "Funds").

As of May 14, 2004, the Funds will cease operations and initiate the orderly liquidation and distribution of the Funds' portfolios. SEI Institutional Investments Trust will make alternative investments available to current shareholders of each Fund. As shareholders redeem shares of each Fund between the date of this supplement and the liquidation of the Fund, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies as a result of the decrease in the Fund's assets. Accordingly, such Fund may not be able to achieve its investment objective and may deviate from its investment policies during the period between the date of this supplement and the liquidation of the Fund. As is the case with other redemptions, the mandatory redemption will constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE